Prudential Investment Portfolios, Inc. 17
Prudential Total Return Bond Fund

Supplement dated March 11, 2016 to the Currently Effective Prospectus and Summary Prospectus

Effective as of April 1, 2016, the Fund’s existing contractual cap on Fund expenses will be enhanced. To reflect these changes, the Fund’s Prospectus is hereby revised as follows, effective as of April 1, 2016:

1.	In the Prospectus section entitled Fund Summary—Fund Fees and Expenses, the Annual Fund Operating Expenses table is deleted and replaced with the following new table:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class Q	Class R	Class Z
Management fees	.40%	.40%	.40%	.40%	.40%	.40%
+ Distribution and service (12b-1) fees	.25%	1.00%	1.00%	None	.75%	None
+ Other expenses	.16%	.16%	.16%	.03%	.16%	.16%
= Total annual Fund operating expenses	.81%	1.56%	1.56%	.43%	1.31%	.56%
– Fee waiver and/or expense reimbursement	(.05)%	(.05)%	(.05)%	None	(.30)%	(.05)%
= Total annual Fund operating expenses after fee waiver and/or expense reimbursement(1)(2)	.76%	1.51%	1.51%	.43%	1.01%	.51%

(1) The manager has contractually agreed, through February 28, 2017, to reimburse and/or waive fees so that the Fund’s net annual operating expenses do not exceed 0.51% of the Fund’s average daily net assets (exclusive of 12b-1 fees, extraordinary expenses and certain other expenses, such as taxes, interest, and brokerage commissions). Separately, the distributor has contractually agreed to limit its distribution and service (12b-1) fees through February 28, 2017 for Class R shares to .50% of the average daily net assets of the Class R shares. These waivers may not be terminated prior to February 28, 2017 without the prior approval of the Fund's Board of Directors.
(2) Total annual fund operating expenses were calculated based on current net assets as of February 29, 2016.

LR846

2.	In the Prospectus section entitled Fund Summary—Fund Fees and Expenses, the Example is deleted and replaced with the following new table:

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$524	$692	$875	$1,402	$524	$692	$875	$1,402
Class B	$654	$788	$945	$1,556	$154	$488	$845	$1,556
Class C	$254	$488	$845	$1,852	$154	$488	$845	$1,852
Class Q	$44	$138	$241	$542	$44	$138	$241	$542
Class R	$103	$386	$689	$1,553	$103	$386	$689	$1,553
Class Z	$52	$174	$308	$697	$52	$174	$308	$697

LR846